SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  May 12, 2005
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                                EQUITY INNS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


        Tennessee                      01-12073                   62-1550848
----------------------------     ---------------------       -------------------
(State or Other Jurisdiction     (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                           7700 Wolf River Boulevard
                          Germantown, Tennessee 38138
              ---------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)



                                 (901) 754-7774
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


        Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        Written communication pursuant to Rule 1425 under the Securities Act (17 CFR 230.425)

        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    OTHER EVENTS

The 2005 annual meeting of shareholders (the "2005 Annual Meeting") of Equity Inns, Inc. (the "Company") was held on May 12, 2005.

At the 2005 Annual Meeting, the Company's shareholders of record on March 15, 2005 were asked to take action to elect two Class II directors, Harry S. Hays and Howard A. Silver, each to serve on the Board of Directors until the Company's annual meeting of shareholders in 2008 or until their successors have been duly elected and qualified (the "Proposal"). All nominees for directors were nominated by the Company's Corporate Governance and Nomination Committee and its Board of Directors.

A total of 51,489,012 shares, or approximately 95.4%, of the Company's outstanding shares of Common Stock entitled to vote at the 2005 Annual Meeting, was present in person or by proxy at the Annual Meeting.

With respect to the Proposal, a plurality of the votes cast in favor of each nominee was required for the election of each nominee as director. All directors nominated received the required plurality of the votes, and each was elected as a director.

The breakdown of the votes cast by the shareholders at the 2005 Annual Meeting was as follows:


                                      Withheld                 Broker
                           For        Authority    Abstain    Non-Votes      Total
                        ----------    ---------    -------    ---------   ----------
Mr. Harry S. Hays       50,203,519    1,285,493                  N/A      51,489,012
Mr. Howard A. Silver    50,270,859    1,218,153                  N/A      51,489,012

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EQUITY INNS, INC.



May 13, 2005                           /s/J. Mitchell Collins
------------                           ----------------------
                                       J. Mitchell Collins
                                       Executive Vice President, Chief Financial
                                       Officer, Secretary and Treasurer